UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 1, 2026

Blackstone Private Equity Strategies Fund L.P.
Blackstone Private Equity Strategies Fund (TE) L.P.
(Exact Name of Registrant as Specified in its Charter)

Delaware Delaware	000-56446 000-56742	88-1872156 88-2930978
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS. Employer Identification No.)
345 Park Avenue
New York, New York 10154
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (212)
583-5000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
Blackstone Private Equity Strategies Fund L.P. (“BXPE U.S.”) and Blackstone Private Equity Strategies Fund (TE) L.P. (the “Feeder” and collectively with BXPE U.S., the “Funds” ” and each, a “Fund”) intend to offer and sell new series of their existing Class I units (now redesignated as
Class I-Series I
units (“Class I-Series I Units”) as described below), designated
Class I-Series
II units
(“Class I-Series
II Units”) and
Class I-Series
III units (“Class
I-Series
III Units”), to certain investors who are both accredited investors (as defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”)) and qualified purchasers (as defined in Section 2(a)(51) of the Investment Company Act of 1940, as amended) in a continuous private offering exempt from registration pursuant Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D thereunder. Except as described herein, the
Class I-Series
II Units and
Class I-Series
III Units have substantially similar rights and terms as the Funds’ existing classes of units. The minimum initial investment is $50 million for
Class I-Series
II Units and $250 million for
Class I-Series
III Units. The
Class I-Series
II Units and
Class I-Series
III Units will be subject to certain additional restrictions, including a minimum holding period and certain redemption limitations as well as the Funds’ existing quarterly limitations.
In connection with the foregoing initiative, on January 1, 2026, BXPE U.S. entered into an Amended and Restated Investment Management Agreement (the “Investment Management Agreement”) with Blackstone Private Investments Advisors L.L.C. (the “Investment Manager”), to make certain updates reflecting the designation of the
Class I-Series
II Units and
Class I-Series
III Units. As amended, the Fund will pay the Investment Manager a management fee equal to, in the aggregate, (i) 1.25% of the net asset value of BXPE US Aggregator (CYM) L.P. (the “Aggregator”) attributable to
Class I-Series
I Units, (ii) 1.05% of the net asset value of the Aggregator attributable to
Class I-Series
II Units and (iii) 0.95% of the net asset value of the Aggregator attributable to
Class I-Series
III Units, in each case, per annum accrued monthly and payable quarterly.
The foregoing summary description of the Investment Management Agreement does not purport to be complete and is qualified in its entirety by reference to the Investment Management Agreement, a copy of which is included as Exhibit 10.1 to this Current Report on Form
8-K
and incorporated herein by reference.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 1, 2026, Blackstone Private Equity Strategies Associates, L.P., the general partner of the Funds, appointed Viral Patel as a director to the board of directors of each of the Funds (together, the “Boards of Directors”), effective immediately. Mr. Patel will continue to serve as the Funds’ Chief Executive Officer.
Viral Patel, 46, has served as the Chief Executive Officer of BXPE U.S. since April 2024 and the Feeder since April 2025. Mr. Patel is a member of the investment committees for BXPE and Blackstone Growth. Mr. Patel has been with Blackstone since 2005. He played a leading role in the launch of Blackstone Tactical Opportunities, as well as the incubation and development of several other Blackstone businesses. He previously served as the Global Head of Technology Investing for Blackstone Credit. Before joining Blackstone, Mr. Patel was a member of the Credit Suisse Structured Products business. He has served on the boards of various Blackstone portfolio companies. Mr. Patel graduated magna cum laude from Cornell University with a B.S. in Operations Research and Industrial Engineering. Mr. Patel is a valuable member of the Boards of Directors because of his extensive private equity and investing experience, his history with Blackstone and his leadership within Blackstone’s private equity strategies.
Mr. Patel is a Senior Managing Director of Blackstone and was requested by Blackstone to serve on the Boards of Directors. There are no family relationships between Mr. Patel and any director or executive officer of the Funds, and he is not a party to any transaction that is required to be reported pursuant to Item 404(a) of
Regulation S-K.
Mr. Patel’s appointment coincides with the notice of retirement of David Blitzer, who has served as a member of BXPE U.S.’s Board of Directors since May 2022 and the Feeder’s Board of Directors since April 2025. Mr. Blitzer delivered his retirement notice with respect to his position as a member of the Boards of Directors and as a member of the Funds’ investment committee on December 31, 2025, with an effective date of January 1, 2026.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On January 1, 2026, BXPE U.S. entered into Amendment No. 2 (the “Amendment”) to its Second Amended and Restated Limited Partnership Agreement and the Feeder entered into Amendment No. 2 (together with the Amendment, the “Amendments”) to its Amended and Restated Limited Partnership Agreement, in each case, with Blackstone Private Equity Strategies Associates L.P., the general partner of the Funds. The Amendments include the redesignation of the existing Class I units of the Funds to
Class I-Series
I Units, the designation of two new series of Class I units of the Funds,
Class I-Series
II Units and
Class I-Series
III Units, and certain related changes in connection with such redesignation and designation.
The foregoing summary description of the Amendments does not purport to be complete and is qualified in its entirety by reference to the Amendments, copies of which are included as Exhibits 3.1 and 3.2 to this Current Report on Form
8-K
and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

Blackstone Private Equity Strategies Fund L.P.:

3.1	Amendment No. 2 to BXPE U.S.’s Second Amended and Restated Limited Partnership Agreement

10.1	Amended and Restated Investment Management Agreement between BXPE U.S. and Blackstone Private Investments Advisors L.L.C.

Blackstone Private Equity Strategies Fund (TE) L.P.:

3.2	Amendment No. 2 to the Feeder’s Amended and Restated Limited Partnership Agreement

SIGNATU
RE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 2, 2026	BLACKSTONE PRIVATE EQUITY STRATEGIES FUND L.P.

	By:	/s/ Kate O’Neil
	Name:	Kate O’Neil
	Title:	Chief Legal Officer and Secretary

BLACKSTONE PRIVATE EQUITY STRATEGIES FUND (TE) L.P.

	By:	/s/ Kate O’Neil
	Name:	Kate O’Neil
	Title:	Chief Legal Officer and Secretary